UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 1, 2002

                            ENERGIZER HOLDINGS, INC.
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)

       MISSOURI              1-15401                No. 43-1863181

  (State or Other     (Commission File Number)      (IRS Employer
   Jurisdiction of                                Identification Number)
   Incorporation)


             533 MARYVILLE UNIVERSITY DRIVE, ST. LOUIS, MO     63141
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   (Address of Principal Executive Offices)                         (Zip Code)

                                 (314) 985-2000
                               -------------------
              (Registrant's telephone number, including area code)

Item  5.  Other  Events  and  Regulation  FD  Disclosure.

On July 31, 2002, registrant's Chief Executive Officer and Executive Vice President and Chief Financial Officer filed the certificates included as Exhibits to this report pursuant to "Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934" issued by the Securities and Exchange Commission on June 27, 2002.



SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ENERGIZER  HOLDINGS,  INC.




                                 By: /s/ Daniel J. Sescleifer
                                     Daniel  J.  Sescleifer
                                     Executive Vice President and
                                     Chief  Financial  Officer

Dated:  August  1,  2002

Exhibit  Index


99.1  Statement  Under  Oath  of  Chief  Executive  Officer
99.2  Statement  Under  Oath  of Executive Vice President and Chief Financial
      Officer